US AIRWAYS GROUP, INC.
                   LONG TERM INCENTIVE PLAN
       (AS AMENDED AND RESTATED EFFECTIVE MAY 16, 2000)


1.   PURPOSE.
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     The purpose of the US Airways Group, Inc. Long Term In-
centive Plan is to encourage behaviors that create superior financial performance and to strengthen the commonality of interests between Plan Participants and owners in creating superior shareholder value.

2.   DEFINITIONS.
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     The following terms, as used herein, shall have the
     following meanings:

     (a) "Average Annual Base Salary" shall mean, with re-spect to a Performance Period, the average of the Participant's annual rate of base salary as in ef-fect on the last day of each year of such Perform-ance Period, provided, however, that in no event shall Average Annual Base Salary with respect to any Performance Period exceed 133% of the Partici-pant's annual rate of base salary as in effect on the first day of such Performance Period.

     (b) "Award" shall mean an incentive compensation award, granted pursuant to the Plan, which is con-tingent upon the attainment of Performance Factors with respect to a Performance Period.

     (c) "Board" shall mean the Board of Directors of Group.

     (d)  "Change in Control" shall mean:

           (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of benefi-cial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstand-ing shares of common stock of Group (the "Outstanding Group Common Stock") or (B) the combined voting power of the then outstanding voting securities of Group entitled to vote generally in the election of directors (the "Outstanding Group Voting Securities"); pro-vided, however, that the following acquisi-tions shall not constitute a Change of Con-trol: (w) any acquisition directly from the Company, (x) any acquisition by the Company,
               (y) any acquisition by any employee benefit plan (or related trust) sponsored or main-tained by the Company, or (z) any acquisition by any corporation with respect to which, following such acquisition, more than 85% of, respectively, the then outstanding shares of common stock of such corporation and the com-bined voting power of the then outstanding voting securities of such corporation enti-tled to vote generally in the election of di-rectors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Out-standing Group Common Stock and Outstanding Group Voting Securities immediately prior to such acquisition, in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Group Common Stock and Outstanding Group Vot-ing Securities, as the case may be; or

           (ii) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director sub-sequent to the date hereof whose election, or nomination for election by Group's sharehold-ers, was approved by a vote of at least a ma-jority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incum-bent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an ac-tual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents; or

           (iii) Consummation of a reorganization,
               merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Out-standing Group Common Stock and Outstanding Group Voting Securities immediately prior to such reorganization, merger or consolidation do not following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 85% of, respec-tively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of direc-tors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same pro-portions as their ownership, immediately prior to such reorganization, merger or con-solidation of the outstanding Group Common Stock and Outstanding Group Voting Securi-ties, as the case may be; or

           (iv) Approval by the shareholders of Group of
               (x) a complete liquidation or dissolution of Group or (y) the sale or other disposition of all or substantially all of the assets of Group, other than to a corporation, with re-spect to which following such sale or other disposition, more than 85% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securi-ties of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indi-rectly, by all or substantially all of the Outstanding Group Common Stock and Outstand-ing Group Voting Securities immediately prior to such sale or other disposition in substan-tially the same proportion as their owner-ship, immediately prior to such sale or other disposition, of the Outstanding Group Common Stock and Outstanding Group Voting Securi-ties, as the case may be; or

           (v) The acquisition by an individual, entity or group of beneficial ownership of 20% or more of the then outstanding securities of Group, including both voting and non-voting securities, provided, however, that such ac-quisition shall only constitute a change of control in the event that such individual, entity or group also obtains the power to elect by class vote, cumulative voting or otherwise to appoint 20% or more of the total number of directors to the Board.


(e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

(f) "Committee" shall mean the Human Resources Committee of the Board.

(g) "Company" shall mean, collectively, Group and its sub sidiaries.

(h) "Covered Employee" shall have the meaning set forth in-
section 162(m)(3) of the Code.

(i) "Exchange Act" shall mean the Securities Exchange Act of
    1934, as amended.

(j) "Executive Officer" shall mean an officer of the Company who is an "executive officer" within the meaning of Rule 3b-7 promulgated under the Exchange Act.

(k) "Group" shall mean US Airways Group, Inc.

(l) "Participant" shall mean an officer or other employee of the Company who is, pursuant to Section 4 of the Plan, selected to participate herein.

(m) "Performance Factors" shall mean the criteria and objec-tives, determined by the Committee, which must be met during the applicable Performance Period as a condition of the Participant's receipt of payment with respect to an Award. Performance Factors may include any or all of the following: stock price, total shareholder re-turn, earnings per share; revenue; net sales; operating income or margin; earnings before all or any of inter-est, taxes, depreciation and/or amortization ("EBIT", "EBITA" or "EBITDA"); cash flow; working capital; re-turn on equity; return on assets; market share; sales
(net or gross) measured by product line, territory, customer(s), or other category; earnings from continu-ing operations; net worth; levels of expense, cost or liability by category, operating unit or any other de-lineation; any increase or decrease of one or more of the foregoing over a specified period or the perform-ance relative to one or more of the foregoing relative to other peer companies over a specified period. Such Performance Factors may relate to the performance of the Company, a business unit, product line, territory, or any combination thereof. With respect to Partici-pants who are not Executive Officers, Performance Fac-tors may also include such objective or subjective per-formance goals as the Committee may, from time to time, establish. Subject to Section 5(c) hereof, the Commit-tee shall have the sole discretion to determine whether, or to what extent, Performance Factors are achieved.

(n) "Performance Period" shall mean the three-year period commencing on January 1, 1997, and each three-year pe-riod commencing on each January 1 thereafter or such other periods as the Committee may determine.

(o) "Plan" shall mean the US Airways Group, Inc. Long Term
     Incentive Plan.

3.   ADMINISTRATION.
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     The Plan shall be administered by the Committee.  The
Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it un-der the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the terms, conditions, restrictions and performance criteria, including Performance Factors, relating to any Award; to de-termine whether, to what extent, and under what circum-stances an Award may be settled, cancelled, forfeited, or surrendered; to make adjustments in the Performance Factors in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Awards; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

     The Committee shall consist of two or more persons each of whom shall be an "outside director" within the meaning of
Section 162(m) of the Code. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company and the Par-ticipant (or any person claiming any rights under the Plan from or through any Participant).

     No member of the Board or the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

4.   ELIGIBILITY.
     -----------
     Awards may be granted to officers and other employees of the Company in the sole discretion of the Committee. Subject to Section 5(b) below, in determining the persons to whom Awards shall be granted and the Performance Factors re-lating to each Award, the Committee shall take into account such factors as the Committee shall deem relevant in connec-tion with accomplishing the purposes of the Plan.

5.   TERMS OF AWARDS.
     ---------------
     Awards granted pursuant to the Plan shall be communi-cated to Participants in such form as the Committee shall from time to time approve and the terms and conditions of such Awards shall be set forth therein.

     (a)  In General.  The Committee shall specify with re
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spect to a Performance Period the Performance Factors appli-
cable to each Award, the weighting factors applicable to such Performance Factors and the amounts that the Partici-pant is eligible to earn upon achievement of the Performance Factors for such Performance Period. Performance Factors may include a level of performance below which no payment shall be made, a performance level at which the full amount of the Award shall be made (the "Target Level"), and a per-formance level at which the maximum amount in respect of the Award shall be made, and the Committee may specify other performance levels at which specified percentages of the Award shall be paid. Unless otherwise provided by the Com-mittee in connection with specified terminations of employ-ment, payment in respect of Awards shall be made only if and to the extent the Performance Factors with respect to such Performance Period are attained.

     (b)  Special Provisions Regarding Awards.  Notwith
          -----------------------------------
standing anything to the contrary contained in this Section 5, in no event shall payment in respect of Awards granted for a Performance Period be made to a Participant in an amount that exceeds 500% of the Participant's Average Annual Base Salary for such Performance Period. The Committee may reduce or eliminate any Award earned under the Plan but in no event may the Committee increase at its discretion the amount of an Award payable to a Covered Employee upon at-tainment of the specified Performance Factors.

     (c)  Time and Form of Payment.  Unless otherwise deter
          ------------------------
mined by the Committee, all payments in respect of Awards granted under this Plan shall be made, in cash, within a reasonable period after the end of the Performance Period. In the case of Participants who are Covered Employees, un-less otherwise determined by the Committee, such payments shall be made only after achievement of the Performance Fac-tors has been certified by the Committee.

     (d)  Change of Control.  Notwithstanding anything in
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this Plan to the contrary, no later than 3 days following
the occurrence of a Change in Control, the Company shall pay to each Participant an amount with respect to each Perform-ance Period that had not been completed as of the date of such Change in Control equal to the amount that would have been paid with respect to such Performance Period had the Performance Factors for such Performance Period been achieved at the Target Level. For purposes of determining the amount to be paid pursuant to the preceding sentence, Average Annual Base Salary shall be the average of the an-nual rate of base salary as in effect on the last day of each year in the Performance Period with respect to which payment is to be made; provided, however, that with respect to any year of a Performance Period which has not yet been completed and/or which has not yet commenced at the time of the Change in Control, the Participant's annual rate of base salary as in effect on the last day of such year shall be deemed to be equal to the Participant's annual rate of base salary as in effect immediately prior to the Change in Con-trol.

6.   GENERAL PROVISIONS.
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     (a)  Compliance with Legal Requirements.  The Plan and
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the granting and payment of Awards, and the other obliga-
tions of the Company under the Plan shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.

     (b)  Nontransferability.  Awards shall not be transfer
          ------------------
able by a Participant except upon the Participant's death following the end of the Performance Period but prior to the date payment is made, in which case the Award shall be transferable by will or the laws of descent and distribu-tion.

     (c)  No Right To Continued Employment.  Nothing in the
          --------------------------------
Plan or in any Award granted pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or to be entitled to any remuneration or bene-fits not set forth in the Plan or to interfere with or limit in any way the right of the Company to terminate such Par-ticipant's employment.

     (d)  Withholding Taxes.  Where a Participant or other
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person is entitled to receive a payment pursuant to an Award hereunder, the Company shall have the right to require the Participant or such other person to pay to the Company the amount of any taxes that the Company may be required to withhold before delivery to such Participant or other person of such payment.

     (e)  Amendment, Termination and Duration of the Plan.
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The Board or the Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that, no amendment that requires share-holder approval in order for the Plan to continue to comply with Code Section 162(m) shall be effective unless the same shall be approved by the requisite vote of the shareholders of the Company. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Participant under any Award following the end of the Performance Period to which such Award relates.

     (f)  Participant Rights.  No Participant shall have any
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claim to be granted any Award under the Plan, and there is
no obligation for uniformity of treatment for Participants.

     (g)  Termination of Employment.  Unless otherwise pro
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vided by the Committee in connection with specified termina-
tions of employment and except as otherwise provided in Sec-tion 5(d) above, if a Participant's employment terminates for any reason prior to the payment of an Award with respect to a Performance Period, no Award shall be payable to such Participant for that Performance Period. However, should a Participant retire, die or become disabled at any time dur-ing a Performance Period, a pro rata award may be paid based upon the Participant's number of full months of active serv-ice during the Performance Period. The Committee shall have the authority to specify the manner, if any, in which Awards will be deemed earned in the event of specified terminations of employment during a Performance Period. A Participant who is terminated for gross misconduct after the end of the Performance Period shall forfeit participation in the Plan, and no Award shall be payable to such a Participant.

     (h) Unfunded Status of Awards.  The Plan is intended to
         -------------------------
constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

     (i) Governing Law.  The Plan and all determinations
         -------------
made and actions taken pursuant hereto shall be governed by the laws of the Commonwealth of Virginia without giving ef-fect to the conflict of laws principles thereof.

     (j) Effective Date.  The Plan shall take effect upon
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its adoption by the Board; provided, however, that the Plan shall be subject to the requisite approval of the sharehold-ers of the Company in order to comply with Section 162(m) of the Code. In the absence of such approval, the Plan (and any Awards made pursuant to the Plan prior to the date of such approval) shall be null and void.

     (k) Beneficiary.  A Participant may file with the Com
         -----------
mittee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant and an Award is payable to the Participant's beneficiary pursuant to Section 6(b), the executor or administrator of the Participant's estate shall be deemed to be the grantee's beneficiary.

     (l) Interpretation.  The Plan is designed and intended
         --------------
to comply, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.